UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)
Filed by the Registrant
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Preliminary Proxy Statement

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Soliciting material pursuant to Rule 14a-12

Virtus Equity Trust
Registration Nos. 811-00945 and 333-118174
Virtus Insight Trust
Registration Nos. 811-07447 and 033-64915
Virtus Opportunities Trust
Registration Nos. 811-07455 and 333-65137 (Name of Registrant as Specified in Its Charter/Declaration of Trust)

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Virtus Mutual Funds P.O. Box 9874 Providence, RI 02940-8074	Toll Free 800-243-1574 Virtus.com
February __, 2016
Dear Fund Shareholder:
Virtus Insight Trust, a Massachusetts business trust, and Virtus Equity Trust and Virtus Opportunities Trust, each a Delaware statutory trust, altogether referred to herein as the “Trusts”, will hold a joint special meeting of shareholders at 2 p.m. Eastern time, on April 21, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103 (the “Meeting”). I encourage you to take the time to read the enclosed proxy statement and vote your shares. Your vote is vital to the outcome of the proposals being presented by the Board of Trustees of each Trust.
The close of business on January 6, 2016 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Among the proposals being presented to the shareholders of the Trusts is the election of five Trustees to serve on each Board of Trustees until the next meeting of shareholders at which Trustees are elected. Shareholders are also being asked to permit Virtus Investment Advisers, Inc., investment adviser of each Trust, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval. Shareholders of Virtus Insight Trust are also being asked to approve the reorganization of Virtus Insight Trust to a Delaware statutory trust. Further, shareholders of the Funds identified in Proposal 4 of the enclosed Proxy Statement (the “Fundamental Restriction Funds”) are being asked to amend certain of their fundamental investment restrictions with respect to loans. In addition, shareholders of the Funds identified in Proposal 5 of the enclosed Proxy Statement (the “Investment Objective Funds”) are being presented with a proposal to reclassify their investment objectives from fundamental to non-fundamental.
Details about the proposals are included in the enclosed Proxy Statement, which also provides answers to questions about each proposal, information about the voting process and the shareholder meeting.
Each Trust’s Board of Trustees has carefully assessed these proposals, and unanimously recommends that shareholders vote FOR the proposals. To confirm the Board’s recommendations, please vote FOR all the proposals on the enclosed proxy card.
YOUR VOTE COUNTS AND A DELAY IN VOTING CAN POTENTIALLY ADD TO THE COST OF THIS PROXY SOLICITATION. PLEASE CAST YOUR BALLOT TODAY — ONLINE, BY TELEPHONE OR BY MAIL — BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.
If you have any questions, please call (800) 243-1574 between 8:30 a.m. and 6:00 p.m. Eastern time, Monday through Thursday, Friday until 5:00 p.m.

Your vote is important. Please take a moment after reviewing the enclosed materials to vote your shares. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, Inc., reminding you to vote your shares.
Sincerely,

George R. Aylward
President, Virtus Mutual Funds
This letter has been prepared solely for the information
of existing shareholders.
This letter is not authorized for distribution to prospective investors.

Q & A FOR SHAREHOLDERS
While we encourage you to read the full text of the enclosed Proxy Statement, here’s a brief overview of some matters affecting the Funds of the Trusts that will be the subject of a shareholder vote.
Q.
What issues am I being asked to vote on at the upcoming meeting on April 21, 2016?

A.
As described in the enclosed Proxy Statement, shareholders of the Trusts are asked to approve:

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The election of five trustees to serve on the Board of Trustees.

Shareholders of each Fund are asked to approve:
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A proposal to permit Virtus Investment Advisers, Inc. (“VIA”), as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.

Shareholders of the Virtus Insight Trust are asked to approve:
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An Agreement and Plan of Reorganization providing for the reorganization of Virtus Insight Trust to a Delaware statutory trust.

Shareholders of the Fundamental Restriction Funds listed at the end of this Q & A are asked to approve:
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A proposal to amend certain fundamental investment restrictions of the Fundamental Restriction Funds.

Shareholders of the Investment Objective Funds listed at the end of this Q & A are asked to approve:
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A proposal to reclassify the investment objectives of the Investment Objective Funds from fundamental to non-fundamental.

Q.
Why am I being asked to elect new Trustees?

A.
None of the Trusts’ Declarations of Trust require the annual election of Trustees. However, pursuant to Section 16 of the Investment Company Act of 1940, as amended, each Trust is required to hold a shareholder meeting for the purpose of electing Trustees if, after a vacancy arises on the Board of Trustees, less than two-thirds (2/3) of the Trustees holding office would have been elected by shareholders. As a result, the addition of new Trustees requires a vote of the shareholders. If elected, the five Nominees would join five current Trustees who were previously elected to the Board of each Trust by shareholders, and would constitute a full

Board of ten Trustees. In connection with the foregoing, the Boards considered the qualifications of each of the nominees, including those nominees that currently serve as Trustees, and determined that the breadth and depth of the Boards, by virtue of the varied backgrounds and qualifications of their nominees, are beneficial to shareholders.
Q.
Why am I being asked to vote on a proposal to permit VIA to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval?

A.
VIA and the Trusts currently have an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act. Pursuant to the current order, VIA may, with respect to most of the Funds and subject to approval by the relevant Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers (defined as an investment subadviser that is not an affiliate of the Fund or VIA) without such agreements being approved by the shareholders of the applicable Fund.

VIA and the Trusts have filed an application for an exemptive order from the SEC that would allow VIA and any future and existing Fund of the Trusts, subject to certain conditions and with the approval of such Fund’s Board, to also enter into and materially amend subadvisory agreements with Wholly-Owned Subadvisers (defined as a subadviser that is wholly-owned by VIA or by a company is itself wholly-owned by a company that wholly owns VIA), and continue the employment of such a subadviser after events that would otherwise cause automatic termination of the subadvisory agreement. Before any Fund may rely on the exemptive order if it is granted by the SEC, the shareholders must approve the proposal.
VIA has significant experience hiring and supervising subadvisers. Each Board of Trustees believes the proposal will benefit shareholders by allowing VIA, with Board approval, to access broader money management expertise and hire or replace subadvisers without the costly expense of, and unnecessary delays associated with, proxy solicitations. This is especially true in today’s rapidly changing securities markets. The management of Fund assets can be addressed swiftly as changes may be needed.
Q.
Does VIA intend to recommend that any of the Funds hire or change a subadviser?

A.
No. As of the date of this Proxy Statement, the Boards do not expect to consider any new subadvisers for the Funds. However, if this proposal is approved, new subadvisers could be hired without the expense of a shareholder meeting.

Q.
Will the advisory fees and expenses of the Funds increase if this proposal is approved?

A.
No, the advisory fee schedule will not change. A subadviser will be paid a portion of the advisory fee currently paid to VIA as described in the advisory agreement between VIA and each Trust, on behalf of the Funds. Please refer to the prospectus of each Fund, available on our web site, www.Virtus.com, for information about advisory fees.

Q.
Will I be notified of any changes to a Fund’s subadvisory arrangements?

A.
Yes. Within 90 days of a change to a Fund’s subadvisory arrangements, you will be provided with a written notice that contains substantially the same information about the subadviser, the subadvisory agreement and the subadvisory fee that would have been included in a proxy statement if shareholder approval had been required.

Q.
Why am I being asked to vote on a proposal to change certain fundamental investment restrictions of the Fundamental Restriction Funds?

A.
Each Board of Trustees believes the proposed changes in investment restrictions will benefit shareholders by allowing the portfolio managers of the Fundamental Restriction Funds to adapt more quickly to future changes in investment opportunities. In addition, because certain of the Fundamental Restriction Funds became part of the Virtus Fund Complex after their formation, such Funds contain fundamental investment policies that do not conform to the standard fundamental investment policies of the Funds in the Virtus Fund Complex. The proposed changes in investment restrictions are designed to conform the fundamental investment policies of such Funds to the fundamental investment policies of the other Funds in the Virtus Fund Complex. The Board of Trustees desires to have comparable fundamental investment restrictions in place for all of the Funds in the Virtus Fund Complex, thereby enhancing the portfolio managers’ ability to execute the investment strategies and enhancing the compliance infrastructure for the Funds.

Q.
Why am I being asked to vote for the reclassification of the investment objective of the Investment Objective Funds from fundamental to non-fundamental?

A.
In order to reclassify an investment objective from fundamental to non-fundamental, shareholder approval is necessary. There is no requirement that a Fund’s investment objective be fundamental. If approved by shareholders, this proposal would allow the Board of

Trustees to change a Fund’s investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Shareholders of the Investment Objective Funds would receive notice prior to the implementation of any change to the investment objective.
Q.
Why am I being asked to vote on a proposal to reorganize Virtus Insight Trust to a Delaware statutory trust?

A.
The Trustees believe that the proposed Delaware trust form provides the most flexible and cost efficient method of providing different investment vehicles to shareholders. VIA expects that it can achieve more efficient operations by having this Trust adopt a consistent charter and be subject to the same jurisdictional requirements as its other trusts, which are formed as Delaware trusts. By adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions, consistent with those that are in effect with the other Virtus Mutual Funds, the Virtus Insight Trust has the opportunity for operational efficiencies that should benefit all its shareholders.

Q.
What happens if a proposal is not approved?

A.
If the required vote is not received with respect to any of the proposals, the Boards of Trustees will determine what options are available for the Funds.

Q.
Has each Board of Trustees approved the applicable proposals?

A.
Yes. Each Board of Trustees has approved the applicable proposals and recommends that you vote in favor of the proposals.

Q.
Who will pay for the proxy solicitation and legal costs associated with the proposals?

A.
The costs associated with this Proxy Statement will be borne by the Funds, in proportion to their net assets.

Q.
Are there service or account changes I need to know about?

A.
There will be no changes to your Virtus account or account services.

Q.
How do I vote my shares?

A.
You can vote your shares by computer by going to the Internet address provided on the proxy card or by telephone by calling the toll-free number on the proxy card and following the instructions, using your proxy card as a guide. Alternatively, you can vote your shares by attending the Meeting, or if you don’t expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.
Q.
Will anyone contact me?

A.
You may receive a call from the Funds’ proxy solicitor, Computershare Fund Services, Inc. (“CFS”), to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

Q.
What should I do if I receive more than one proxy card?

A.
Because each Fund’s shareholders must vote separately, you may be sent a proxy card for each Fund account that you have. PLEASE VOTE ON ALL PROPOSALS SHOWN ON EACH PROXY CARD THAT YOU RECEIVE.

Q.
Whom should I call for additional information about this Proxy Statement?

A.
If you have questions about your Fund, please call Virtus Mutual Funds at 1-800-243-1574 Monday through Thursday, 8 a.m. to 6 p.m. Eastern Time, Friday until 5 p.m. CFS has been engaged to assist in the solicitation of proxies. If you should require assistance in voting your shares, please call CFS, your Fund’s proxy agent, at 1-888-916-1716. As the meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of CFS if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Trustees believe that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

In all cases in which a telephonic proxy is solicited, the CFS representative is required to ask for each shareholder’s full name and address or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the CFS representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to CFS, then the CFS representative has the responsibility to explain the process, read the proposals listed on the proxy card and ask for the shareholder’s instructions on each proposal. Although the CFS representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. CFS will record the shareholder’s instructions on the call. Within 72 hours, the shareholder will be contacted by mail to confirm his or her vote and ask the shareholder to call CFS immediately if his or her instructions are not correctly reflected in the confirmation.
FUNDAMENTAL RESTRICTION FUNDS (Proposal 4)
Virtus Equity Trust
Contrarian Value Fund
Virtus Opportunities Trust
Dynamic Trend Fund
Foreign Opportunities Fund
Multi-Sector Short Term Bond Fund
Real Estate Securities Fund
Sector Trend Fund
INVESTMENT OBJECTIVE FUNDS (Proposal 5)
Virtus Opportunities Trust
Multi-Sector Short Term Bond Fund
Real Estate Securities Fund
Sector Trend Fund

VIRTUS EQUITY TRUST
VIRTUS INSIGHT TRUST
VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on April 21, 2016
To the Shareholders:
NOTICE IS HEREBY GIVEN THAT a special meeting of the shareholders of Virtus Insight Trust, a Massachusetts business trust, and Virtus Equity Trust and Virtus Opportunities Trust, each a Delaware statutory trust, altogether referred to herein as the “Trusts”, will be held at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, CT 06103, on April 21, 2016 at 2:00 p.m. Eastern Time and any adjournments thereof  (the “Meeting”). Each series of a Trust is referred to as a “Fund” and, collectively, as the “Funds” unless otherwise specified. The Funds identified in Proposal 4 of the Proxy Statement are referred to herein as the “Fundamental Restriction Funds.” The Funds identified in Proposal 5 of the Proxy Statement are referred to herein as the “Investment Objective Funds.” The Meeting will be held for the following purposes:
1.
To elect five Trustees to serve on the Board of Trustees until the next meeting of shareholders at which Trustees are elected (Proposal 1). Shareholders of all of the Funds will vote on this proposal separately as to their respective Trust.

2.
To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval (Proposal 2). Shareholders of all of the Funds will vote on this proposal separately as to their respective Fund.

3.
To approve an Agreement and Plan of Reorganization providing for the reorganization of Virtus Insight Trust to a Delaware statutory trust (Proposal 3). Shareholders of Virtus Insight Trust will vote on this proposal separately.

4.
To approve a proposal to amend the fundamental restrictions of the Fundamental Restriction Funds with respect to loans (Proposal 4). Shareholders of the Fundamental Restriction Funds will vote on this proposal separately.

5.
To approve a proposal to reclassify the investment objective of the Investment Objective Funds from fundamental to non-fundamental (Proposal 5). Shareholders of the Investment Objective Funds will vote on this proposal separately.

6.
To transact any other business that may properly come before the Meeting.

The Board of Trustees has fixed the close of business on January 6, 2016, as the record date for determination of shareholders entitled to notice of and to vote at the Meeting.
Whether or not you plan to attend the meeting in person, please vote your shares. As a convenience to our shareholders, you may now vote in any one of four ways:
•
Through the Internet — log on at the Internet address provided on the proxy card

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By telephone — call the toll-free number listed on the proxy card

•
By mail — using the enclosed Proxy Card(s) and postage paid envelope

•
In Person — at the Meeting

We encourage you to vote by telephone or through the Internet; have your proxy card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and cost associated with this proxy solicitation. Whichever method you choose, please read the enclosed proxy statement carefully before you vote.
If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted “FOR” the proposals above.
By order of the Board of Trustees
Kevin J. Carr
Title: Secretary
           , 2016
Shareholders who do not expect to attend the special meeting are requested to vote through the Internet or by telephone, or to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. Instructions for the proper execution of the proxy with respect to Internet or telephone voting are set forth on the proxy card. Instructions for signing proxy cards if mailing are set forth immediately following this notice. It is important that the proxy be voted promptly.

INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.
All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

VIRTUS EQUITY TRUST
VIRTUS INSIGHT TRUST
VIRTUS OPPORTUNITIES TRUST
101 Munson Street
Greenfield, MA 01301
(800) 243-1574
SPECIAL MEETING OF SHAREHOLDERS
To be held on April 21, 2016
PROXY STATEMENT
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Virtus Insight Trust, a Massachusetts business trust, and Virtus Equity Trust and Virtus Opportunities Trust, each a Delaware statutory trust, altogether referred to herein as the “Trusts.” Each series of a Trust is referred to as a “Fund” and, collectively, as the “Funds” unless otherwise specified. The Funds identified in Proposal 4 of the Proxy Statement are referred to herein as the “Fundamental Restriction Funds.” The Funds identified in Proposal 5 of the Proxy Statement are referred to herein as the “Investment Objective Funds.” The proxies will be used at the special meeting of shareholders to be held at 100 Pearl Street, Hartford, CT 06103 on April 21, 2016 at 2:00 p.m. (the “Meeting”) and any adjournment(s) thereof. The Meeting will be held at the offices of Virtus Investment Partners, Inc. (“Virtus”) for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders on or about _____, 2016 or as soon as practicable thereafter. The close of business on January 6, 2016 has been fixed as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Meeting. Each shareholder of Virtus Insight Trust is entitled to one vote for each share of beneficial interest owned by such shareholder, while each shareholder of the Virtus Equity Trust and Virtus Opportunities Trust shall be entitled to one vote for each dollar of net asset value (determined as of the Record Date) of each share owned by such shareholder, on any matter on which such shareholder is entitled to vote, and each fractional dollar amount shall be entitled to a proportionate fractional vote. The number of shares outstanding on the Record Date is listed on Appendix B attached to this Proxy Statement.
Copies of the Trusts’ most recent annual and/or semi-annual reports are available free of charge via the Internet at www.virtus.com, by calling 800-243-1574, or by writing Virtus Mutual Funds, P.O. Box 9874, Providence, RI 02940-8074. A copy of this proxy statement is also available via the Internet at the Internet address provided on the proxy card.

It is expected that the solicitation of proxies will be primarily by mail. Supplementary solicitations may be made by mail, telephone, facsimile, Internet or personal contact by representatives of the Trusts. Computershare Fund Services, Inc. has been engaged to assist in the distribution and tabulation of proxies and to assist in the solicitation of proxies. The anticipated cost of such solicitation services is approximately $____ – $_____. The costs associated with this Proxy Statement will be paid by the Trusts.
Any shareholder submitting a proxy has the power to revoke it prior to its use by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary at the principal office of the Trust, or by executing a superseding proxy by telephone or through the Internet to the Trust prior to the meeting. All properly executed but unmarked proxies received before the Meeting will be voted FOR the approval of all of the proposals contained in this Proxy Statement.
Thirty-three and one-third percent (33 1∕3%) of the outstanding shares must be present in person or by proxy to constitute a quorum for the transaction of business. If the necessary quorum to transact business or the vote required to approve the proposals is not obtained at the Meeting, the persons named as proxies on the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies that are entitled to vote in favor of the proposals, and all properly executed but unmarked proxies in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposals. Proxies received with an instruction to abstain from voting will abstain from voting on any adjourned proposal. A vote may be taken on the proposal in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.
Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Funds as inspectors of election for the meeting. Each share of beneficial interest of the Virtus Insight Trust is entitled to one vote, while each shareholder of the Virtus Equity Trust and Virtus Opportunities Trust is entitled to one vote for each dollar of net asset value of each share owned by such shareholder. Fractional shares are entitled to a proportionate fractional vote, which will be counted. The inspectors of election will count the total number of votes cast “for” approval of a proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which

(i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum.
With respect to the election of Trustees (Proposal 1), all Nominees under Proposal 1 receiving a plurality of the votes cast by shareholders of each Trust will be elected as Trustees, so neither abstentions nor broker non-votes have an effect on the outcome of the proposal. Approval of Proposals 2, 4 and 5 requires the “affirmative vote of a majority of the outstanding shares” of the Funds at the close of business on the record date. For this purpose, an affirmative vote of a majority of the Fund’s outstanding shares is defined by the 1940 Act, as the lesser of  (i) 67% or more of the voting securities of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or by proxy at the Meeting or (ii) more than 50% of the outstanding voting securities of the Fund. For Proposal 3, approval requires an affirmative vote by a majority of the shares outstanding and entitled to vote.
Because “affirmative” votes are necessary to approve proposals 2 – 5, abstentions and broker non-votes have the effect of negative votes on these proposals. Treating broker non-votes as shares voted against a proposal may result in a proposal not being approved, even though the votes cast in favor of the proposal would have been sufficient to approve the proposal if some or all of the broker non-votes had been withheld. In certain circumstances in which a Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees, the Fund may request that brokers and nominees, in their discretion, withhold submission of broker non-votes in order to avoid the need for the solicitation of additional votes in favor of the proposal. A Fund may also request that selected brokers and nominees, in their discretion, submit broker non-votes if doing so is necessary to obtain a quorum.
Proposal 1 will be voted on by shareholders of the Funds voting at the Trust level. Proposal 2 will be voted on by shareholders of the Funds voting at the Fund level. Proposal 3 will be voted on by shareholders of the Virtus Insight Trust voting at the Trust level. Proposal 4 will be voted on by shareholders of the Fundamental Restriction Funds voting at the Fund level. Proposal 5 will be voted on by shareholders of the Investment Objective Funds voting at the Fund level. None of the proposals is contingent on shareholder approval of any other proposal.

BOARD OF TRUSTEES RECOMMENDATION
Each Board of Trustees met on August 20, 2015 to discuss the proposals contained in this Proxy Statement. Each Board voted unanimously to approve the proposals. Each Board of Trustees recommends that you vote “FOR” each of the nominees named in Proposal 1 and “FOR” all of the proposals contained in this Proxy Statement.

PROPOSAL 1: TO ELECT FIVE TRUSTEES
TO THE BOARD OF TRUSTEES
It is proposed that the five nominees described herein (the “Nominees”), two of whom currently serve as Trustees of the Trusts, be elected to the Board at the Meeting. If elected, the five Nominees would join five current Trustees who were previously elected to the Board of each Trust by shareholders, and would constitute a full Board of ten Trustees. Trustees would serve until their successors have been duly elected and qualified or until their earlier death, resignation, retirement or removal. The Agreement and Declaration of Trust (“Declaration of Trust”) of each Trust does not require the annual election of Trustees. Further, the Declarations of Trust provide that any vacancy resulting from any reason, including the resignation of a Trustee, may be filled by a majority of the remaining Trustees, provided that immediately after filling any such vacancy at least two-thirds of the Trustees holding office have been elected to such office by the shareholders at a meeting called for the purpose. Biographical information regarding each of the nominees is provided below.
The role of each Trust’s Board is to provide general oversight of the Trust’s business, and to ensure that the Trust is operated for the benefit of shareholders. The Trustees meet at least quarterly and review the Funds’ performance and oversee the services provided to the Trust by the investment adviser, subadvisers and the Trust’s other service providers. During each Trust’s most recent fiscal year, the Board met four times in regularly scheduled meetings and 7, 12 and 13 times in special meetings for Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust, respectively, with all Trustees attending at least 75 percent of the meetings.
There are a number of legal and regulatory requirements applicable to the composition of the Trusts’ Board. In addition to the requirements of the governing documents of the Trusts discussed above, the 1940 Act permits the existing members of a mutual fund’s board of directors/trustees to appoint new members in certain circumstances. Mutual funds are required to call a shareholder meeting to elect board members if at any time less than a majority of the members holding office have been elected by shareholders. The 1940 Act also requires that at least a majority of a mutual fund’s board be comprised of directors/trustees who are not considered to be “interested persons” (as defined in the 1940 Act) of a fund or its adviser, underwriter or their controlling companies, in order to meet certain “fund governance standards” under the 1940 Act. These non-interested trustees are referred to herein as “Independent Trustees.” Four of the Nominees and all five of the additional Trustees will be considered non-interested with respect to the Trust’s Adviser, subadvisers and underwriter, or any of their affiliates;

Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus and his positions with various Virtus affiliates, including the Adviser.
At the meeting held on August 20, 2015, the Governance and Nominating Committee of the Board determined to recommend to the full Board the Nominees described below for election to the Board. Acting on that recommendation, the Board approved those nominations and called a meeting of shareholders to allow shareholders of the Trusts to vote on the election of the Nominees. If elected, any newly elected Trustees will join the Trust’s Board on or about May __, 2016.
With regard to the current Trustees, Ms. McNamara and Messrs. McLoughlin, Oates, Segerson and Verdonck have previously been elected as such by shareholders at a shareholder meeting held on October 31, 2006, and they will remain as Trustees of the Trusts. With regard to the Nominees, Messrs. Aylward and McClellan were appointed to the Board by the then-existing Trustees of the Board. Messrs. Brown, Gelfenbien and Mallin, who do not currently serve as Trustees for the Trusts, are also Nominees. Each Nominee currently serves as a trustee for another trust within the Virtus Funds complex.
The persons named in the enclosed proxy intend, unless authority is withheld, to vote for the election as Trustees of the Nominees named below. The Board recommends that the shareholders elect the persons whom they have nominated for election.
Each of the Nominees has agreed to serve, or continue to serve, as a Trustee if elected. If, at the time of the Meeting, any Nominee should be unavailable for election (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion. Trustees will hold office until the earlier of their death, resignation, removal or retirement, or the next meeting of shareholders at which Trustees are elected and the selection and qualification of their successors.
The following table sets forth the names, ages, principal occupations and other information relating to the Trustees and Nominees. Unless otherwise noted, the address of each Trustee and Nominee is c/o [Virtus Trust name], 100 Pearl Street, Hartford, Connecticut 06103. There is no stated term of office for Trustees.

Independent Trustees
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Philip R. McLoughlin 69	Chairman/ Trustee	Served since 1989.	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); Partner (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm).	76	Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1989), Virtus Mutual Fund Complex (53 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Geraldine M. McNamara 64	Trustee	Served since 2001.	Retired.	66	Trustee (since 2001), Virtus Mutual Fund Complex (53 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); and Trustee (since 2015), Virtus Variable Insurance Trust (9 portfolios).

Independent Trustees
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
James M. Oates 69	Trustee	Served since 1987.	Managing Director (since 1994), Wydown Group (consulting firm).	63	Trustee (since 1987), Virtus Mutual Fund Complex (53 portfolios); Director (since 1996), Stifel Financial; Director (1998 to 2014), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (since 2000), Emerson Investment Management, Inc.; Director (2002 to 2014), New Hampshire Trust Company; Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (since 2007), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Richard E. Segerson 69	Trustee	Served since 1983.	Retired.	53	Trustee (since 1983), Virtus Mutual Fund Complex (53 portfolios); and Managing Director (1998 to 2013), Northway Management Company.
Ferdinand L. J. Verdonck 73	Trustee	Served since 2002.	Director (since 1998), The J.P. Morgan European Investment Trust; Director (since 2005), Galapagos N.V. (biotechnology); and Mr. Verdonck is also a director of several non-U.S. companies.	53	Trustee (since 2002), Virtus Mutual Fund Complex (53 portfolios).

Independent Nominees
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
Thomas J. Brown 70	Nominee	N/A	Retired.	9	Director (since 2005), VALIC Company Funds (49 portfolios); Director (since 2010), D’Youville Senior Care Center; and Trustee (since 2011), Virtus Variable Insurance Trust (9 portfolios).
Roger A. Gelfenbien 72	Nominee	N/A	Retired.	9	Director (since 1999), USAllianz Variable Insurance Product Trust (42 portfolios); and Trustee (since 2000), Virtus Variable Insurance Trust (9 portfolios).
John R. Mallin 65	Nominee	N/A	Partner/Attorney (since 2003), McCarter & English LLP Real Property Practice Group.	9	Director (since 2013), Horizon, Inc. (non-profit); Trustee (since 1999), Virtus Variable Insurance Trust (9 portfolios); Director and Past President (1991 to 2010), Connecticut River Council, BSA, Inc.
Hassell H. McClellan 70	Trustee	Served since 2015	Retired.	62	Trustee, (since 2000), John Hancock Fund Complex (collectively, 228 portfolios); Trustee (since 2008), Virtus Variable Insurance Trust (9 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College; and Trustee (since 2015), Virtus Mutual Fund Complex (53 portfolios).

Interested Nominee
Name and Age	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee or Nominee	Other Directorships Held by Trustee or Nominee
George R. Aylward1 51	Trustee; President	President since 2008; Trustee since 2006	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005).	74	Trustee (since 2006), Virtus Mutual Funds (53 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC; and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
1.
Mr. Aylward is an “interested person” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Executive Officers of the Trust who are not Trustees
The following table contains information about the individuals who are the principal executive officers of the Trusts, who are not listed above as Trustees or Nominees. Unless otherwise noted, the address of each individual is 100 Pearl Street, Hartford, Connecticut 06103.
Name and Age	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley 43	Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006)	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Kevin J. Carr 60	Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005)	Senior Vice President (since 2009), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Complex; Senior Vice President (2013 to 2014), Vice President (2012 to 2013) and Assistant Secretary (since 2012), Secretary and Chief Legal Officer (2005 to 2012), The Zweig Closed-End Funds (2 portfolios); Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Vice President and Assistant Secretary (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Senior Vice President and Assistant Secretary (2013 to 2014), Vice President and Assistant Secretary (2012 to 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2011 to 2012), Virtus Closed-End Funds (3 portfolios); and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust.

Name and Age	Position with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Nancy J. Engberg 58	Vice President and Chief Compliance Officer (since 2011)	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since August 2015), ETF Series Trust I; and Chief Compliance Officer (since November 2015), Virtus ETF Trust II.
Francis G. Waltman 52	Executive Vice President (since 2013), Senior Vice President (2008 to 2013)	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
The Board and Oversight Function. The Board is responsible for oversight of the Trusts. Each Trust has engaged VIA to manage the Trust on a day-to-day basis. The Board is responsible for overseeing VIA and the other service providers in the operations of each Trust in accordance with the Funds’ investment objectives and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable federal, state and other securities and other laws, and the Trust’s charter. The Board meets in person at regularly scheduled meetings four times throughout the year. In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also regularly meet without the presence of any representatives of management. As discussed below, the Board has established several standing committees to assist the Board in performing its oversight responsibilities, and each such committee has a chairperson. The Board may also designate working groups or ad hoc committees as it deems appropriate. Although each committee is composed exclusively of Independent Trustees, any interested Trustee may also attend the committee meetings. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Trustees have also engaged independent legal counsel, Sullivan & Worcester LLP, to assist them in performing their oversight responsibilities. In addition, the Trustees have engaged a Chief Compliance Officer (“CCO”) for each Trust.
Leadership Structure
The Board has appointed Mr. McLoughlin, an Independent Trustee, to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and between meetings generally acts as a liaison with the Trusts’ service providers, officers, legal counsel, and the other Trustees. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to each Trust’s Declaration of Trust or By-laws, or as assigned by the Board, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.
The Board believes that this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. Mr. McLoughlin previously served as the Chairman and Chief Executive Officer of the company that is now Virtus; however, he is now deemed to be an Independent Trustee due to (a) the fact that Virtus is no longer affiliated with The Phoenix Companies, Inc. (which was its parent company when Mr. McLoughlin retired) and (b) the passage of time. As a result of this balance, it is believed that Mr. McLoughlin has the ability to provide independent oversight of the Trusts’ operations within the context of his detailed understanding of the perspective of the Adviser and the Trusts’ other service providers. The Board therefore considers leadership by Mr. McLoughlin as enhancing the Board’s ability to provide effective independent oversight of the Trusts’ operations and meaningful representation of the shareholders’ interests.
The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. Nevertheless, the Board also believes that having an interested person serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, crucial elements in its decision-making process. In addition, the Board believes that Mr. Aylward, who is currently the Chairman and

President of the Adviser, and the President and Chief Executive Officer of Virtus, and serves in various executive roles with other affiliates of the Adviser who provide services to the Trusts, provides the Board with the Adviser’s perspective in managing and sponsoring the Virtus Mutual Funds as well as the perspective of other service providers to the Trusts. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.
Committees of the Board
Audit Committee. Each Board of Trustees has established an Audit Committee. The Audit Committee is responsible for overseeing the Funds’ accounting and auditing policies and practices. The Audit Committee oversees (1) the preparation, presentation and integrity of the Funds’ financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Audit Committee is composed entirely of Independent Trustees; its members are James M. Oates, Chairperson, Hassell H. McClellan, Philip R. McLoughlin, Geraldine M. McNamara, Richard E. Segerson and Ferdinand L.J. Verdonck. Each Trust’s Committee met four times during its last fiscal year.
Governance and Nominating Committee. Each Board of Trustees has established a Governance and Nominating Committee. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and coordinating the annual Board and Committee evaluation. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are Philip R. McLoughlin, Chairperson, Hassell H. McClellan, Geraldine M. McNamara, James M. Oates, Richard E. Segerson and Ferdinand L.J. Verdonck. Each Trust’s Committee met four times during its last fiscal year.
The Governance and Nominating Committee considers candidates for trusteeship and makes recommendations to the Board with respect to such candidates. There are no specific required qualifications for trusteeship. The committee considers all relevant qualifications of candidates for trusteeship, such as industry knowledge and experience, financial expertise, current employment and other board memberships, and whether the candidate would be qualified to be considered an Independent Trustee. The Board believes that having among its members a diversity of viewpoints, skills and experience and a variety of complementary skills enhances the effectiveness of the Board in its oversight role. The committee considers the qualifications of candidates for trusteeship in this context.
The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder or shareholder group submitting a nomination must hold either individually or in the aggregate for at least one full year as of the date of nomination 5% of the shares of a series of the Trust, among other qualifications and restrictions. Shareholders or shareholder groups submitting nominees must comply with all requirements set forth in the Trust’s policy for consideration of Trustee nominees recommended by shareholders and any such submission must be in writing, directed to the Trust’s secretary. Any shareholder nominee recommendations should be sent to the attention of the committee in care of the Trust’s Secretary, and should include biographical information, including business experience for the past ten years and a description of the qualifications of the proposed nominee, along with a statement from the proposed nominee that he or she is willing to serve and meets the requirements to be an Independent Trustee, if applicable. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements. A copy of the Trusts’ Governance and Nominating Committee charter is available free of charge, upon request directed to the Secretary of the Trust, and is included herewith as Appendix A.
Executive Committee. Each Board of Trustees has established an Executive Committee. The function of the Executive Committee is to serve as a delegate of the full Board, as well as act on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are Philip R. McLoughlin, Chairperson, and James M. Oates. Each of the members is an Independent Trustee. The Committee did not meet during any Trust’s last fiscal year.
Board Conclusion on Experience, Qualifications, Attributes and Skills of Trustees/Nominees
The Governance and Nominating Committee of the Board, which is composed of all the Independent Trustees, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and conducted a similar review with respect to the current Trustees and Nominees being nominated for election by shareholders prior to their appointment or election to the Board. In evaluating candidates for nomination or election as a Trustee, the Governance and Nominating

Committee takes into account the contribution that the candidate would be expected to make and the experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contribute to good governance for the Trusts.
The Board has concluded that, based on each Nominee’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees, each Nominee is qualified to serve as Trustee. In determining that a particular Nominee was qualified to serve as a Trustee, the Board considered a variety of criteria. The Board noted Messrs. Brown, Gelfenbien, Mallin and McClellan serve on a separate Board of Trustees that oversees an affiliated fund group that is managed by the same investment adviser as for the Trusts. Both Boards share a number of common members, and due to the similar service providers for the affiliated fund group and the Trusts, that fund group has conducted several joint Board meetings with the Trusts’ Board. The Board believes that the familiarity and knowledge by the Nominees of the common investment adviser and the Virtus organization provide benefits and efficiencies in the governance process of the Trusts. In addition, the Board has taken into account the actual service, commitment and participation of each Nominee during his or her past tenure with the Trust or with other funds in the Virtus Fund complex in concluding that each Nominee should serve as Trustee. In addition to the information set forth above, the following provides further information about each Nominee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees or Nominees is an “expert” within the meaning of the federal securities laws.
George R. Aylward
In addition to his positions with the Trusts, Mr. Aylward is a Director and the President and Chief Executive Officer of Virtus, the ultimate parent company of the Adviser. He also holds various executive positions with the Adviser, certain Funds’ subadvisers, the Distributor and the Administrator to the Trust, and various of their affiliates, and previously held such positions with the former parent company of Virtus. He therefore has experience in all aspects of the development and management of registered investment companies, and the handling of various financial, staffing, regulatory and operational issues. Mr. Aylward is a certified public accountant and holds an MBA, and he also serves as an officer and director of two closed-end funds managed by an affiliate of the Adviser and an officer and trustee of three closed-end funds managed by the Adviser, one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.

Thomas J. Brown
Mr. Brown, currently retired, was employed in senior business and accounting roles with financial services companies for over twenty-five years, and he has over sixteen years of experience as a director/trustee of unaffiliated funds. Mr. Brown is also a trustee of nine open-end funds managed by the Adviser.
Roger A. Gelfenbien
Mr. Gelfenbien, currently retired, was employed as an accountant and consultant in the financial services sector for over thirty years, as well as having over eleven years of experience with an unaffiliated fund as a director. Mr. Gelfenbien is also a trustee of nine open-end funds managed by the Adviser.
John R. Mallin
Mr. Mallin is a real estate partner and the former practice group leader for the Real Property Practice Group at McCarter & English LLP. During his career, he has been involved in all aspects of real estate development and financial transactions related to real estate. Mr. Mallin also has oversight and corporate governance experience as a director, including as a chair, of non-profit entities. Mr. Mallin is also a trustee of nine open-end funds managed by the Adviser.
Hassell H. McClellan
Mr. McClellan, currently retired, has extensive business experience in advising and consulting with companies to improve the companies’ management and operations, as well as serving as a business educator at several colleges. Mr. McClellan also has over eleven years of experience as a director of unaffiliated funds. Mr. McClellan is also a trustee of nine open-end funds managed by the Adviser.
In addition to the information set forth above, the following provides further information about each existing Trustee’s specific experience, qualifications, attributes or skills. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
Philip R. McLoughlin
Mr. McLoughlin has extensive knowledge regarding asset management and the financial services industry, having served for a number of years in various executive and director positions of the company that is now Virtus and its affiliates, culminating in his role as chairman and chief executive officer. He also served as legal counsel and chief compliance officer to the investment companies associated with those companies at the time, giving him an understanding of the legal and compliance issues applicable to mutual funds. Mr. McLoughlin also has worked with U.S. and foreign companies in the insurance and reinsurance industry. He is also a director of four closed-end funds managed by an affiliate of the Adviser and a trustee of three closed-end funds managed by the Adviser, one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Geraldine M. McNamara
Ms. McNamara was an executive at U.S. Trust Company of New York for 24 years, where she rose to the position of Managing Director. Her responsibilities at U.S. Trust included the oversight of U.S. Trust’s personal banking business. In addition to her managerial and banking experience, Ms. McNamara has experience in advising individuals on their personal financial management, which has given her an enhanced understanding of the goals and expectations that individual investors may have. Ms. McNamara is also a trustee of the VVIT series and four closed-end funds managed by an affiliate of the Adviser.
James M. Oates
Mr. Oates was instrumental in the founding of a private global finance, portfolio management and administration company, and he has also served in executive and director roles for various types of financial services companies. As a senior officer and director of investment management companies, Mr. Oates has experience in investment management. He also previously served as chief executive officer of two banks, and holds an MBA. Mr. Oates also has experience as a director of other publicly traded companies and has served for a number of years as the Chairman of the Board of a large family of mutual funds unaffiliated with the Trust. Mr. Oates is also a trustee of three closed-end funds managed by the Adviser, one closed-end fund managed by an affiliate of the Adviser and seven open-end funds managed by an affiliate of the Adviser.
Richard E. Segerson
Mr. Segerson has served in financial and other executive roles with various operating companies, including serving as the Chief Financial Officer, Controller and Chief Operating Officer of such entities. These roles have provided him with an understanding of financial and operational issues, as has his experience as a public accountant. Mr. Segerson also has over 30 years of experience serving as a trustee to various mutual funds, and he holds an MBA. Mr. Segerson also has served for a number of years as the Managing Director of a family office, providing wealth management services to individuals. This experience enhances his understanding of the perspective of individual fund shareholders.
Ferdinand L.J. Verdonck
Mr. Verdonck brings to the Board a broad background in finance, investments, banking and international business. His experience includes serving as the chief financial officer of the U.S. subsidiary of an international company, and as a senior vice president of a major U.S. investment firm. He also holds degrees in both law and economics. Mr. Verdonck has served for more than 25 years on the boards and audit committees of various U.S. and foreign companies.
The Board believes that, collectively, the Nominees and existing Trustees have the appropriate experience, qualifications, attributes and skills to allow the Board to operate effectively in governing the Trusts and protecting the interests of shareholders. Common attributes to all Trustees are their ability to review, evaluate, question and discuss information provided to them (and to request additional information), to interact effectively with VIA, the subadvisers, Virtus Fund Services, VPD, and other service providers, the Trusts’ Chief Financial Officer, CCO, Chief Legal Officer and the Trusts’ independent registered public accounting firm.
Risk Oversight
As a registered investment company, each Trust is subject to a variety of risks, including investment risks, financial risks, compliance risks and regulatory risks. As part of its overall activities, the Board oversees the management of each Trust’s risk management structure by the Trust’s Adviser, Administrator, Distributor, officers and others. The responsibility to manage the Funds’ risk management structure on a day-to-day basis is subsumed within the other responsibilities of these parties.
The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Board and its committees, and within the context of any ad hoc communications with the Trusts’ service providers and officers. The Trusts’ Adviser, subadvisers, Distributor, officers and legal counsel prepare regular reports to the Board that address certain investment, valuation, compliance and other matters, and the Board as a whole or its committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee, the Chairman or a senior officer.
The Board receives regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds and senior management of the Funds’ subadvisers meet with the Board periodically to discuss portfolio performance and answer the Board’s questions with respect to portfolio strategies and risks. To the extent that a Fund changes a primary investment strategy, the Board generally is consulted in advance with respect to such change.
The Board receives regular written reports from the Trusts’ Chief Financial Officer that enable the Board to monitor the number of fair valued securities in the Funds’ portfolios, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within the Funds’ portfolios. The Board and/or the Audit Committee may also review valuation procedures and pricing results with the Funds’ independent auditors in connection with the review of the results of the audits of the Funds’ year-end financial statements.
The Board also receives regular compliance reports prepared by the compliance staff of the Adviser and meets regularly with the Trusts’ CCO to discuss compliance issues, including compliance risks. As required under applicable rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The CCO, as well as the compliance staff of the Adviser and Virtus, provide the Board with reports on their examinations of functions and processes within the Adviser and the subadvisers that affect the Funds. The Board also adopts compliance policies and procedures for the Trusts and approves such procedures for the Trusts’ service providers. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws.
In its annual review of the Funds’ advisory, subadvisory and distribution agreements, the Board reviews information provided by the Adviser, the subadvisers and the Distributor relating to their operational capabilities, financial conditions and resources. The Board may also discuss particular risks that are not addressed in its regular reports and processes.
The Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board periodically reviews the effectiveness of its oversight of the Funds, and the processes and controls in place to limit identified risks. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.
Compensation of Current Trustees
During each Trust’s last fiscal year, the Nominees who were not previously Trustees received no compensation from the Trusts. The

Nominees who are currently Trustees received the compensation set forth in Appendix C attached to this Proxy Statement. Mr. Aylward receives no compensation from the Trusts.
Trustee/Nominee Ownership of Securities
Set forth in Appendix D attached to this Proxy Statement for each Trustee and Nominee is a dollar range of equity securities of the Trusts, together with the aggregate dollar range of equity securities in certain registered investment companies, including the Trusts, managed by VIA or an affiliate and held out to investors as related companies for purposes of investment and investor services (the “Virtus funds complex”), as of December 31, 2015.
Shareholder Communications with Board and Trustee Attendance at Annual Meetings of Shareholders
Any shareholder who wishes to send a communication to the Board of a Trust should send the communication to the attention of the Trust’s Secretary at 100 Pearl Street, Hartford, CT 06103. If a shareholder wishes to send a communication directly to an individual Trustee or to a Committee of a Board, then the communication should be specifically addressed to such individual Trustee or Committee and sent in care of the Trust’s Secretary at the same address.
After reviewing the communication, the Trust’s Secretary will then immediately forward the communication to the Board. Communications to individual Trustees or to a Committee sent in care of the Trust’s Secretary will be immediately forwarded to the individual Trustee or to the Committee, as applicable.
The Trusts are not required to hold annual meetings of shareholders. However, if a shareholder meeting is held, it is the policy of each Trust to encourage Trustee attendance at such meetings in person or by teleconference.
Required Vote
All Nominees receiving a plurality of the votes cast by shareholders of each Trust will be elected as Trustees of the Trust. Under a plurality vote, the candidates who receive the highest number of votes will be elected, even if they receive approval from less than a majority of the votes cast. Because the Nominees are running unopposed, all five Nominees are expected to be elected as Trustees, as all Nominees who receive votes in favor will be elected, while votes not cast or votes to withhold will have no effect on the election outcome.

PROPOSAL 2: APPROVAL OF A PROPOSAL TO PERMIT VIA TO
HIRE AND REPLACE SUBADVISERS OR TO MODIFY
SUBADVISORY AGREEMENTS WITHOUT
SHAREHOLDER APPROVAL
(TO BE VOTED UPON BY SHAREHOLDERS OF ALL FUNDS
VOTING SEPARATELY)
Introduction
The Trusts operate under a structure where the Funds’ day-to-day investments are managed by subadvisers, and VIA oversees the administration of the Funds and the subadvisers. Under a current existing exemptive order issued by the SEC (discussed in more detail below), one of VIA’s duties is to recommend to the Board of a Trust, if conditions warrant, the reallocation of assets managed by a subadviser or to recommend a subadviser’s hiring, termination or replacement, if VIA deems it appropriate to achieve the overall objectives of a Fund. Each Trust proposes that VIA, subject to approval of its Board and certain conditions, be permitted to, without obtaining the prior approval of a majority of the outstanding voting securities of the Fund as is otherwise required by Section 15 of the 1940 Act: (i) select both certain wholly-owned and unaffiliated investment advisers (“Subadvisers”) to manage all or a portion of the assets of a Fund and enter into subadvisory agreements with Subadvisers, and (ii) materially amend subadvisory agreements with Subadvisers. For these purposes, an unaffiliated Subadviser is an investment subadviser for that Fund that is not an affiliate of the Fund or VIA, which means that (a) it does not control and is not owned or controlled by the same parent of the Trust or VIA, (b) it does not own or control 5% of the outstanding voting shares of any Fund or VIA, or (c) a Fund or VIA does not own or control 5% of its outstanding voting shares (an “Unaffiliated Subadviser”). Furthermore, a wholly-owned Subadviser for a Fund means a subadviser which is wholly-owned (meaning an entity that owns or controls all of the equity of another entity, either directly or indirectly through other subsidiaries) by either VIA or a sister company of VIA, which is itself wholly-owned by a company that wholly owns VIA (a “Wholly-Owned Subadviser”). As described further below, VIA and the Trusts currently have the authority, with respect to a majority of the Funds, to hire, terminate or replace Unaffiliated Subadvisers or materially amend subadvisory agreements with such Unaffiliated Subadvisers without prior shareholder approval under the current exemptive order, and are seeking similar authority with respect to Wholly-Owned Subadvisers.
Description of Current Applicable Order
VIA and the Trusts currently have an exemptive order from the SEC granting exemptions from certain provisions of the 1940 Act. Pursuant to the current order, VIA may, with respect to a majority of the Funds and subject to supervision and approval of the Board, enter into and materially amend subadvisory agreements with Unaffiliated Subadvisers without such agreements being approved by the shareholders of the applicable Fund. A Trust and VIA therefore, with approval from the Board, have the right to hire, terminate, or replace Unaffiliated Subadvisers and modify or amend their subadvisory agreement without shareholder approval. VIA continues to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board. However, the current order does not permit a Trust or VIA to enter into and materially amend subadvisory agreements with any subadvisers that are affiliated with the Trust or VIA without prior shareholder approval. Within 90 days of the hiring of any new Unaffiliated Subadviser for a Fund, shareholders of the Fund will be furnished with all information about the new subadviser that would be in a proxy statement seeking shareholder approval of the new subadviser.
Description of Exemptive Relief for which Application will be Filed
VIA and the Trusts have filed an application for an exemptive order from the SEC that would allow VIA and any future and existing Fund of the Trusts, subject to certain conditions and with the approval of such Fund’s Board, to do the following without obtaining prior approval from shareholders of the relevant Fund:
(a)
to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

In addition, the exemptive order would permit a Fund to disclose its advisory fees as follows:
(a)
advisory fees paid by a Fund to VIA and the subadvisory fees paid by VIA to Wholly-Owned Subadvisers for that Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually;

(b)
subadvisory fees paid by VIA to multiple Unaffiliated Subadvisers for a Fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each Unaffiliated Subadviser individually; and

(c)
subadvisory fees paid by VIA to affiliated subadvisers that are not Wholly-Owned Subadvisers would continue to be disclosed for each affiliated subadviser individually.

The exemptive order would not apply to any subadviser that is an affiliated person of VIA or a Trust and which is not a Wholly-Owned Subadviser. The hiring of, replacement of, or changing of a subadvisory agreement with, such a subadviser must still be approved by shareholders of the applicable Fund. In addition, any subadvisory agreement or amendment to a Fund’s existing agreement that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund must be submitted to the Fund’s shareholders for approval.
Before a Fund may rely on the exemptive order if it is granted by the SEC, the shareholders must approve the proposal. If the Trusts’ shareholders approve this proposal, the Trusts and VIA will have the right upon the grant of an exemptive order by the SEC, to hire, terminate or replace Subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any such Subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.
Even if shareholders approve this arrangement and the exemptive order is granted by the SEC, approval by the Trusts’ Board, including a majority of the Independent Trustees, will still be required to engage a new Subadviser, terminate a Subadviser, or change any subadvisory agreement. For any subadviser change proposed for a Fund with a Wholly-Owned Subadviser or an affiliated subadviser that is not a Wholly-Owned Subadviser, the Board, including a majority of the Independent Trustees must make a separate finding that such change is in the best interests of the Fund and its shareholders, and does not involve a conflict of interest from which VIA or the subadviser derives an inappropriate advantage. Within 90 days of a change in a Fund’s subadviser or a material change to a subadvisory agreement, the Trust would be required to provide the Fund’s shareholders with a notice that summarizes relevant information about the new Subadviser, along with information about the availability of an information statement online, how long it would remain available, and instructions for accessing and printing it. The information statement would contain information about the subadviser and the subadvisory agreement, similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto.
Although shareholder approval would not be required for the Adviser to terminate subadvisory agreements under the exemptive order, shareholders of any Fund have the right to terminate subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund, and this right of shareholders will not be affected by any of the provisions in the exemptive order.
The Board has concluded that, by approving the proposal, shareholders will afford their Trust the opportunity to forego the costly expense of, and unnecessary delays associated with, proxy solicitations due to necessary subadviser changes. Therefore, if shareholders approve the proposal, they could benefit from potential cost savings to the Funds, as well as allowing VIA to act more quickly to change Subadvisers after it has determined that such a change would be in the best interest of a Fund and its shareholders.
Required Vote
Approval of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities (a “Majority Vote”). If a Fund’s shareholders do not approve this proposal, the Funds that currently operate under the existing order would continue to rely on the existing order that permits VIA to hire, terminate or replace only Unaffiliated Subadvisers without shareholder approval, but not affiliated subadvisers; those Funds that do not currently operate under the existing order would continue to require shareholder approval to hire, terminate or replace any subadviser of those Funds.

PROPOSAL 3: TO REORGANIZE VIRTUS INSIGHT TRUST
AS A DELAWARE STATUTORY TRUST
(TO BE VOTED UPON BY SHAREHOLDERS OF
VIRTUS INSIGHT TRUST)
The Board of Trustees of Virtus Insight Trust (referred to in this section as the “Trust”) has proposed that the shareholders of the series of the Trust approve the reorganization of the Trust in accordance with the form of the Agreement and Plan of Reorganization (the “Plan of Reorganization”) attached to this Proxy Statement as Appendix E and as described in detail in this Proxy Statement. Shareholders are being asked to consider a plan to reorganize the Trust from a Massachusetts business trust into a new Delaware statutory trust (the “Delaware Trust”). In the reorganization, each Fund series of the Trust (referred to in this section as the “Funds”) will become a series of the Delaware Trust. To accomplish the reorganization, the Delaware Trust has been formed and new Funds (the “New Funds”) will be established as series of the Delaware Trust. The reorganization will not change the investment objective or principal investment strategy, independent accountant, or fiscal year of any of the Funds. Each shareholder will own the same number of shares of the New Fund immediately after the reorganization as the number of Fund shares owned by the shareholder on the closing of the reorganization. The Delaware Trust will offer the same shareholder services as its predecessor Trust.
Reasons for the Proposed Reorganization
In the proposed reorganization, each Fund would be reorganized as a series of the newly created Delaware Trust. The Delaware Trust would have a substantially similar trust instrument and common fundamental investment restrictions. As a manager of a number of registered investment fund trust organizations, VIA expects that it can achieve more efficient operations by having the trusts adopt consistent charters and be subject to the same jurisdictional requirements. VIA believes that further integrating all of the Trust’s Funds by adopting a single business form, domicile, form of trust instrument and fundamental investment restrictions, consistent with those that are in effect with the other Virtus Mutual Funds, offers the opportunity for operational efficiencies that will benefit all shareholders.
The Trustees believe that the proposed Delaware Trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. VIA believes that the use of a common form of organization will help in the administration of the Trust. Delaware law offers a mutual fund certain advantages compared with Massachusetts law. Delaware law provides that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust. Under Massachusetts law, shareholders and trustees are potentially liable for trust obligations. Although the risk of this liability is remote, the Trustees have determined that Delaware law should afford greater protection against potential shareholder and trustee liability. Similarly, Delaware law provides that no series of a Delaware statutory trust is liable for the debts of another series. This is another potential, although remote, risk in the case of a Massachusetts business trust.
It is anticipated that under the Delaware trust instrument, the Delaware Trust will be required to have fewer shareholder meetings, potentially further reducing costs. Delaware law affords to Trustees the ability to adapt the Delaware Trust to future contingencies; for example, the Trustees will have the power to amend the Delaware trust instrument, merge or consolidate the New Funds with another entity and to change the Delaware Trust’s domicile, in each case without a shareholder vote. Any exercise of this authority by the Trustees will be subject to applicable federal law. Although the Trustees will have the authority to take these actions in the future without a shareholder vote, they are not required to do so, and may determine that it is appropriate to submit one or more of these actions to the shareholders for approval. The flexibility under the Delaware trust instrument should help to assure that the Delaware Trust always operates under the most advanced form of organization, and is intended to reduce the expense and frequency of future shareholder meetings for non-investment-related operational issues. For a more detailed comparison of the Trust’s current Massachusetts trust instrument and the proposed Delaware trust instrument, see “Comparative Information on Shareholders’ Rights Under Massachusetts and Delaware Trusts” attached to this proxy statement as Appendix F.
The Agreement and Plan of Reorganization
The reorganization consists of several steps that will occur on the closing date following shareholder approval. First, each of the Funds will transfer all of its assets to a corresponding New Fund in exchange solely for all of the shares of such New Fund. Each New Fund will also assume all of the liabilities of its predecessor Fund. Immediately thereafter, each Fund will liquidate and distribute shares of the corresponding New Fund to its shareholders in exchange for their shares of that Fund. This will be accomplished by opening an account on the books of the corresponding New Fund in the name of each shareholder of record of the Fund and by crediting to each account the shares due in the reorganization. Every shareholder will own the same number of shares of the New Fund as the number of Fund shares held by the shareholder immediately before the reorganization.

The reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees. The significant conditions which may not be waived include: (a) the receipt by the Trust and the Delaware Trust of an opinion from the law firm of Sullivan & Worcester LLP that, for federal income tax purposes, the reorganization contemplated by the reorganization agreement will qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund will be “a party to a reorganization,” within the meaning of section 368(b) of the Code, and (b) the approval of the reorganization agreement by the shareholders of the Trust. The reorganization agreement may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Trust prior to the closing date, by the Board of Trustees. In addition, the reorganization agreement may be amended by the Board of Trustees. However, the reorganization agreement may not be amended subsequent to the shareholders’ meeting in a manner that would change the method for determining the number of shares to be issued to shareholders of the existing Funds without shareholder approval.
The closing of the reorganization is scheduled to occur after the conditions to closing set forth in the reorganization agreement are satisfied or waived. VIA currently anticipates that the closing will occur before            , 2016.
Effect of Shareholder Approval of the Plan of Reorganization
Under the 1940 Act, the shareholders of a mutual fund must elect trustees and approve the initial investment management agreement for that fund. As such, if the Plan of Reorganization is approved and the Trust is reorganized into a Delaware statutory trust, the shareholders would need to vote on these items for the Delaware Trust. However, shareholder approval of the Plan of Reorganization will also constitute, for purposes of the 1940 Act, shareholder approval of: (1) the election of the Trustees of the Trust who are in office at the time of the reorganization as Trustees of the Delaware Trust, as set forth in Proposal 1 in this Proxy Statement; (2) an Investment Advisory Agreement between the Delaware Trust and VIA; (3) the Investment Subadvisory Agreements between VIA and the subadvisers, with respect to the Funds; and (4) the Distribution and Shareholder Servicing Plan under Rule 12b-1 under the 1940 Act for shares of the New Funds of the Delaware Trust.
If the transaction is approved by Trust shareholders, and prior to the reorganization, the officers will cause the Funds, as the sole shareholders of the corresponding Delaware Trust, to vote their shares for the matters specified above. This action will enable the Delaware Trust to satisfy the requirements of the 1940 Act without involving the time and expense of another shareholder meeting. Upon shareholder approval, the Plan of Reorganization authorizes each Fund, as the sole shareholder of the corresponding New Fund prior to the distribution of shares of the New Fund to Fund shareholders, to, as applicable:
•
elect trustees of the Delaware Trust;

•
approve an investment advisory agreement with VIA with respect to each of the Funds;

•
approve an investment subadvisory agreement with Vontobel Asset Management, Inc. with respect to Virtus Emerging Markets Opportunities Fund;

•
approve an investment subadvisory agreement with Newfleet Asset Management, LLC with respect to each of Virtus Low Duration Income Fund and Virtus Tax-Exempt Bond Fund;

•
approve a Distribution and Shareholder Servicing Plan under Rule 12b-1 for the shares of each of the Funds; and

•
ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the New Funds.

Following the completion of the reorganization, the Trustees intend to take all appropriate and necessary action to liquidate and dissolve the Trust under the laws of the Commonwealth of Massachusetts.
Management and Other Service Providers
If Trust shareholders approve the reorganization, each Fund, while it is the sole shareholder of the corresponding New Fund, will approve each of the applicable items for the New Fund. Therefore, VIA will continue to serve as investment adviser to each of the New Funds and the subadvisers will remain the same for the New Funds following the reorganization. The investment advisory agreement with VIA and the subadvisory agreement with the respective subadviser for each New Fund, and the rate of advisory fees payable thereunder, will be substantially identical to the agreements currently in place for the Funds.
PricewaterhouseCoopers LLP currently serves as each Fund’s independent accountants and will also serve as independent accountants for the New Funds. The Plan of Reorganization authorizes each Fund, while it is the sole shareholder of the corresponding New Fund, to ratify the selection of PricewaterhouseCoopers LLP as the New Fund’s independent accountants. In addition, each Fund will also appoint JPMorgan Chase Bank, N.A. as the custodian of the New Fund’s assets, and will appoint Virtus Fund Services, LLC as administrator and transfer agent, both to take effect following the reorganization.
Manager of Managers Exemptive Order
VIA and the Trust have each received an exemptive order from the SEC granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which the adviser is, subject to supervision and approval of the Board of Trustees, permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of a trust. The Trust and VIA therefore, with approval from the Board of Trustees, would have the right to hire, terminate, or replace unaffiliated subadvisers without shareholder approval, including, without limitation, the replacement or reinstatement of any subadviser with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. VIA will continue to have the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination and replacement to the Board of Trustees. Within 90 days of the hiring of any new subadviser for a Fund, Fund shareholders will be furnished with all information about the new subadviser that would be in a proxy statement seeking shareholder approval of the new subadviser. The exemptive order will continue to apply to the Delaware Trust, as the successor to the Trust and due to VIA’s position as its investment adviser.
Furthermore, as described in Proposal 2 above, VIA and the Trust have filed an application for an exemptive order from the SEC that would allow VIA and any future and existing Fund of the Trust, subject to certain conditions and with the approval of the Fund Board, to do the following without obtaining prior approval from shareholders of the relevant Fund:
(a)
to also engage or retain Wholly-Owned Subadvisers, in addition to Unaffiliated Subadvisers;

(b)
to subsequently change such Subadvisers; or

(c)
to continue the employment of existing Subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements.

Subject to the Funds’ shareholders’ approval of Proposal 2 above, if the SEC grants such exemptive order, the new exemptive order would apply to the Delaware Trust, as the successor to the Trust and due to VIA’s position as its investment adviser. If the application for the new exemptive order is not granted or shareholders do not approve Proposal 2, the current exemptive order would continue to apply.
Fiscal Year
Each of the Funds currently operates on a fiscal year ending December 31. Following the reorganization, the New Funds will also operate on a fiscal year ending December 31.
Investment Objectives, Principal Investment Strategy and Fundamental Investment Restrictions
The investment objective and principal investment strategy of each New Fund will be identical to the investment objective and principal investment strategy of the corresponding Fund. The fundamental investment restrictions of each New Fund will be identical to the fundamental investment restrictions of the corresponding Fund immediately prior to the reorganization.
Federal Income Tax Consequences
The reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the reorganization, the Trust will receive an opinion from the law firm of Sullivan & Worcester LLP that, based upon existing provisions of the Internal Revenue Code (the “Code”), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:
•
the transfer of all of the assets of each Fund solely in exchange for shares of the corresponding New Fund and the assumption by the New Fund of all known liabilities of the Fund, and the distribution of such shares to the shareholders of the Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code; the New Fund and the Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•
no gain or loss will be recognized by any Fund on the transfer of the assets of the Fund to the corresponding New Fund in exchange for New Fund shares and the assumption by the corresponding New Fund of all known liabilities of the Fund or upon the distribution of New Fund shares to the Fund’s shareholders in exchange for their shares of the Fund;

•
the tax basis of each Fund’s assets acquired by the corresponding New Fund will be the same to the New Fund as the tax basis of such assets to the Fund immediately prior to the reorganization, and the holding period of the assets of each Fund in the hands of the corresponding New Fund will include the period during which those assets were held by the Fund;

•
no gain or loss will be recognized by the corresponding New Fund upon the receipt of the assets of each Fund solely in exchange for the New Fund shares and the assumption by the New Fund of all known liabilities of the Fund;

•
no gain or loss will be recognized by shareholders of each Fund upon the receipt of shares of the corresponding New Fund by such shareholders, provided such shareholders receive solely New Fund shares (including fractional shares) in exchange for their Fund shares; and

•
the aggregate tax basis of the corresponding New Fund shares, including any fractional shares, received by each Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the New Fund shares, including fractional shares, to be received by each Fund shareholder will include the period during which the Fund shares exchanged therefore were held by such shareholder (provided that the Fund shares were held as a capital asset on the date of the reorganization).

The Trust has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of a Fund in exchange for corresponding New Fund shares, the assumption by the New Fund of all known liabilities of such Fund, and the distribution of such shares to the Fund, do not constitute a “reorganization” within the meaning of Section 368(a) of the Code, each Fund shareholder generally will recognize gain or loss equal to the difference between the value of the corresponding New Fund shares such shareholder acquires and the tax basis of such shareholder ‘s Fund shares.
Fund shareholders should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, Fund shareholders should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Comparative Information on Distribution Arrangements
The distribution arrangements of each New Fund will be the same as those of the corresponding Fund. The reorganization will be effected at net asset value. No sales charge will be imposed in connection with the reorganization. However, certain of the Funds’ share classes may assess a sales charge, either when selling or when redeeming securities, which are described in the Funds’ prospectuses, along with other applicable fees and expenses.
The Board of Trustees has approved a distribution agreement under which VP Distributors, LLC will be the distributor of shares of the New Funds. The Delaware Trust will adopt a Distribution and Shareholder Servicing Plan under Rule 12b-1 under the 1940 Act relating to the sale and promotion of shares of the New Funds and the furnishing of shareholder services.
Required Vote
Approval of the Plan of Reorganization by the Virtus Insight Trust to reorganize as a Delaware statutory trust requires the affirmative vote of a majority of the shares outstanding and entitled to vote, cast at the Meeting by shareholders of the Virtus Insight Trust. If the Plan of Reorganization is not approved by shareholders of the Virtus Insight Trust, the Trustees will consider other possible courses of action in the best interests of the Trust and its shareholders.

PROPOSAL 4: TO CHANGE THE FUNDAMENTAL
INVESTMENT RESTRICTION REGARDING LENDING
(TO BE VOTED UPON BY SHAREHOLDERS OF THE FUNDAMENTAL RESTRICTION FUNDS)
The following Funds are referred to herein as the “Fundamental Restriction Funds”:
Virtus Equity Trust
Contrarian Value Fund
Virtus Opportunities Trust
Dynamic Trend Fund
Foreign Opportunities Fund
Multi-Sector Short Term Bond Fund
Real Estate Securities Fund
Sector Trend Fund
Discussion of Proposed Modification
Under the 1940 Act, a mutual fund must have a fundamental policy regarding lending. The current fundamental investment restriction that applies to the Fundamental Restriction Funds is more restrictive than mandated by the 1940 Act and is not clear as to whether investments in loan participations and assignments which are unfunded are permitted. It is common for portfolios of funds investing in fixed income securities to hold such investments from time to time. The proposed restriction is consistent with the 1940 Act requirements and industry standards. The Board has evaluated this Proposal and believes the modification will clarify the investment subadvisers’ ability to execute the investment strategies of the Fundamental Restriction Funds by explicitly permitting such investments. Investing in loan participations and assignments involve the risk that the borrower may default on the loan and the Funds may not be able to recover the amount invested in such loan participations and assignments.
Current Fundamental Restriction	Proposed Fundamental Restriction
The funds may not make loans, except that the funds may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, and (iv) participate in an interfund lending program with other registered investment companies.	The funds may not lend securities or make any other loans if, as a result, more than 33 1∕3% of its total assets would be lent to other parties except that the funds may purchase debt securities, may enter into repurchase agreements, and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

Basis for the Board’s Recommendation
At a meeting held on August 20, 2015, each Board of the Fundamental Restriction Funds, including the Independent Trustees, reviewed the proposed fundamental investment restriction change and determined that the proposal would benefit the applicable Fundamental Restriction Fund and its shareholders. The Board determined that this change would clarify the ability of VIA or a subadviser to manage the investment portfolios of the Fundamental Restriction Funds by clarifying that they have greater investment flexibility to pursue their investment objective and principal investment strategies and respond to a changing investment environment. In addition, the proposed change would not affect the Fundamental Restriction Funds’ investment objectives and investment strategies, and, should shareholders approve the proposed change, the Fundamental Restriction Funds do not intend to change their investment objectives or investment strategies. Furthermore, the Board noted that this change generally should not result in a substantial change in the manner in which the Fundamental Restriction Funds are currently being managed. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of each Fundamental Restriction Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 4.
Required Vote
Approval of the change in the fundamental investment restriction by each of the Fundamental Restriction Funds requires the affirmative vote of a majority of the outstanding voting securities of the Fundamental Restriction Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the change in the fundamental investment restriction is not approved by shareholders of a Fundamental Restriction Fund, such Fund would continue to be subject to the current investment restriction of the Fund regarding lending, and would not be subject to the new investment restriction.

PROPOSAL 5: TO CHANGE THE INVESTMENT OBJECTIVE
FROM FUNDAMENTAL TO NON-FUNDAMENTAL
(TO BE VOTED UPON BY SHAREHOLDERS OF THE INVESTMENT OBJECTIVE FUNDS)
The following Funds are referred to herein as the “Investment Objective Funds”:
Virtus Opportunities Trust
Multi-Sector Short Term Bond Fund
Real Estate Securities Fund
Sector Trend Fund
Discussion of Proposed Reclassification of Investment Objective
Every registered investment company is required to state its investment objective, i.e., the goal of its investment program, in its prospectus. There is no requirement that a fund’s investment objective be fundamental, i.e., that shareholder approval be required to change it, but many funds, including all of the Investment Objective Funds, have stated that their investment objectives are fundamental. The Board of Trustees has approved a proposal to make each Investment Objective Fund’s investment objective non-fundamental. If approved by shareholders, this change would mean that the Board would be able to change an Investment Objective Fund’s investment objective in the future without further action by shareholders. This change would enhance an Investment Objective Fund’s flexibility by allowing a Board to more easily alter the Investment Objective Fund’s investment objective when the Board believes it is in the best interests of shareholders or when necessary to comply with possible future regulatory changes. Importantly, Investment Objective Funds’ shareholders would receive notice — prior to its implementation — of any change to an Investment Objective Fund’s investment objective that has been approved by the Board. This change would also eliminate the costly expense of and unnecessary delays associated with proxy solicitations.
Basis for the Board’s Recommendation
At a meeting held on August 20, 2015, the Board of the Investment Objective Funds, including the Independent Trustees, reviewed the proposed investment objective change from fundamental to non-fundamental and determined that the proposal would benefit the applicable Investment Objective Fund and its shareholders because of the increased flexibility and reduction in costs and delays associated with proxy solicitations that would result from the approval of the Proposal. Accordingly, the Board, including the Independent Trustees, concluded that it would be in the best interests of each Investment Objective Fund and its shareholders to approve the Proposal. The Board of Trustees recommends a vote “FOR” Proposal 5.
Required Vote
Approval of the change of the investment objective from fundamental to non-fundamental by each of the Investment Objective Funds requires the affirmative vote of a majority of the outstanding voting securities of the Investment Objective Fund with all of the Fund’s share classes voting together. Under the 1940 Act, a majority of the Fund’s outstanding voting securities is defined as the lesser of  (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund’s outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund’s outstanding voting securities. If the change is not approved by shareholders of a Investment Objective Fund, such Fund’s investment objective would remain fundamental and would continue to require shareholder approval to change it.
The Trusts’ Auditor
Each Board of Trustees, including a majority of the Independent Trustees, has approved the selection of PricewaterhouseCoopers LLP (“PwC”) as the independent accountants for each Trust’s fiscal year. The Trusts’ 2015 fiscal year ends are:
Virtus Equity Trust — March 31
Virtus Insight Trust — December 31
Virtus Opportunities Trust — September 30
PwC has extensive experience in investment company accounting and auditing and has served as independent accountant for each Trust for many years. PwC examines the financial statements included in each Trust’s Annual Reports. It is not expected that representatives of PwC will be present at the Meeting, and, therefore, they will not be making a statement and will not be available to respond to questions.
The SEC’s auditor independence rules require the Audit Committee to pre-approve (a) all audit and permissible non-audit services provided by a Fund’s independent accountants directly to the Fund and (b) those permissible non-audit services provided by a Fund’s independent accountants to the Fund’s investment advisers and any entity controlling, controlled by or under common control with the investment advisers that provides ongoing services to the Fund (the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Trust.

The aggregate fees billed by PwC for the indicated services rendered to each Trust for the last two fiscal years were:
	Audit Fees		Audit-Related Fees		Tax Fees		All Other Fees
	2014	2015	2014	2015	2014	2015	2014	2015
Virtus Equity Trust
Virtus Opportunities Trust
	2013	2014	2013	2014	2013	2014	2013	2014
Virtus Insight Trust
“Audit-Related Fees” are those related to performance of the audit and review of the Trust’s financial statements not disclosed under “Audit Fees.”
“Tax Fees” are those primarily associated with review of the Trust’s tax provision and Registered Investment Company qualification in connection with audits of the Trust’s financial statements, review of year-end distributions by the Trust to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Trust’s federal income and excise tax returns.
“All Other Fees” are those fees billed for other products and services rendered by PwC to the Trust not included as Audit or Audit-Related or Tax Fees.
Each Trust’s Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to a Trust on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to a Trust and those non-audit services provided to the Trust’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Trust. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).
The Audit Committee has determined that Mr. James Oates, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. During the last two fiscal years, 100% of the non-audit services provided to each Trust were pre-approved by the Audit Committee under the policies and procedures described above.

The percentage of hours expended by PwC on the audit of each Trust’s financial statements for the last completed fiscal year that were attributed to work performed by individuals other than PwC full-time, permanent employees was less than fifty percent.
The aggregate non-audit fees billed by PwC to the Trusts’ Adviser and other Affiliated Services Providers for each Trust’s last two fiscal years were:
	Aggregate Non-Audit Fees Billed
	2014	2015
Virtus Equity Trust
Virtus Opportunities Trust
	2013	2014
Virtus Insight Trust
The Audit Committee has considered and determined that the provision of non-audit services provided to the Trusts’ investment advisers and other Affiliated Service Providers that were not pre-approved in accordance with the Trusts’ pre-approval policy is compatible with their auditor’s independence. PwC, the independent accountants for each Trust’s most recently completed fiscal year, has confirmed to the Audit Committee that it is independent with respect to each Trust.
SHARE OWNERSHIP INFORMATION
Appendix G lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Funds as of the Record Date.
As of the Record Date, the officers and Trustees of the Trusts, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Funds.
PORTFOLIO TRANSACTIONS
The Funds do not allocate portfolio brokerage on the basis of the sales of shares, although brokerage firms whose customers purchase shares of the Funds may participate in brokerage commissions. The Funds do not conduct portfolio transactions through affiliated brokers.
OTHER BUSINESS
The Boards of Trustees know of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereupon in their discretion.
Under the provisions of each Trust’s charter documents and applicable law, no annual meeting of shareholders is required, and the Trusts do not currently intend to hold such a meeting. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act or otherwise. Shareholder proposals for inclusion in the proxy statement for any subsequent meeting must be received by the applicable Trust within a reasonable period of time prior to any such shareholder meeting. Shareholders collectively holding at least 10% of the outstanding shares of a Trust may request a shareholder meeting at any time for the purpose of voting to remove one or more of the Trustees. The Trust will assist in communicating to other shareholders about such meeting.
PLEASE VOTE BY LOGGING ON AT THE INTERNET ADDRESS PROVIDED ON YOUR PROXY CARD OR BY TELEPHONE BY CALLING THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD OR BY COMPLETING THE ENCLOSED PROXY CARD(S) AND RETURNING THE CARD(S) BY            , 2016 IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.
By order of the Boards of Trustees

Name:	Kevin J. Carr
Title:	Secretary

APPENDIX A
VIRTUS MUTUAL FUNDS
(the “Funds”)
GOVERNANCE AND NOMINATING
COMMITTEE CHARTER
Purpose
The purposes of the Governance and Nominating Committee (“the Committee”) are: (1) to identify individuals qualified to become Board members and to recommend that the Board select particular Trustee nominees; (2) to develop and recommend to the Board a set of governance principles applicable to the Funds; (3) to oversee annually the evaluation of the Board, this Committee and management of other committees of the Funds; and (4) to assist the Board in fulfilling its oversight responsibilities with respect to matters relating to the interests of the shareholders of the Fund.
Committee Composition
The Committee shall be composed of three (3) or more members of the Board of Trustees of the Funds, none of whom shall be an “interested person” (as such term is defined by section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Funds (the “Independent Trustees”). One member of the Committee shall serve as Chairperson. The Board shall select the members of the Committee. Other Trustees of the Funds, while not serving as members of the Committee, nonetheless may have a role in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities.
Board Nominations/Independence
1.
The Committee shall recommend to the Board Trustee nominees for election at the next meeting of the Fund’s shareholders, as required. Additionally, in the event of any vacancies on or additions to the Board, the Committee shall evaluate the qualifications of candidates and make nominations for membership on the Board, as the case may be. The Committee may also recommend that a vacancy in the membership of the Board not be filled based on the then current Board’s size, composition and structure. In carrying out its responsibilities under this paragraph, the Committee shall have sole authority to retain and terminate any search firm to be used to identify Trustee candidates, including sole authority to approve the search firm’s fees and other retention terms.
2.
Persons nominated as Independent Trustees may not be “interested persons” of the Funds as that term is defined in the 1940 Act or such other interpretations and rules and regulations adopted in connection therewith. The Committee shall also review the composition of the Board to ensure that at least two-thirds (2/3rds) of the Trustees are not interested persons. With respect to such consideration of nominees and existing Trustees, the Committee shall carefully evaluate their independence from any investment adviser, principal underwriter or other principal service provider to the Funds (and any affiliate thereof). The Committee shall also take into consideration any affiliations disclosed in the then current registration statement for the Funds and any person who the Committee considers to be unlikely to exercise an appropriate degree of independence as a result of: (a) a material business or professional relationship with any Fund, its investment advisers or principal underwriter (or any of their affiliated persons); or (b) a close familial relationship with any natural person who is an investment adviser or principal underwriter (or any of their affiliated persons). The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of any existing or prospective Independent Trustee. It shall consult with counsel to the Funds concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees.

3.
In assessing the qualifications of an existing or potential candidate for Independent Trustee membership on the Board, the Committee shall consider such other factors as it may deem relevant.

Committee Nominations and Responsibilities
1.
The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

2.
The Committee shall review and make recommendations from time to time to the Board regarding the nature and duties of Board committees, including: (i) committee member qualifications (including, without limitation, “financial expert” status); (ii) committee member appointment and removal; (iii) committee structure and operations (including authority to delegate to subcommittees); and (iv) committee reporting to the Board. In the event of any vacancies on or additions to any committee, the Committee shall evaluate the qualifications of candidates and make recommendations on membership on any committee of the Board.
Fund Governance
1.
The Committee shall recommend to the Board for its approval a set of governance guidelines and shall review such guidelines from time to time as it deems necessary or appropriate and recommend any proposed changes to the Board for approval. Such guidelines shall consider, among other things, whether the Board is properly constituted, if matters entrusted to the Board have been properly considered, and any other matters that the Board should properly consider.

2.
The Committee shall coordinate an annual self-assessment by the Board of its effectiveness. The self-assessment may include, among other things, consideration of the Board’s committee structure; the appropriateness of rotating the composition of each Committee; and whether the Board members are capable of providing sufficient oversight to the number of funds they monitor. The Committee shall promptly report its findings and conclusions to the Board.

Other Powers and Responsibilities
1.
The Committee shall meet as necessary in connection with any vacancy on or addition to the Board (or Committee) and otherwise from time to time as it deems appropriate, but no less frequently than annually, to perform its responsibilities.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities.

3.
The Committee shall annually review the sufficiency of the retainer and fees paid to each member of the Board and to the members of the several Committees. If the Committee finds the retainer or fees to be not appropriate in light of the Board’s and Committees’ responsibilities, it will make a recommendation to the Board.

4.
The Committee shall recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

5.
The Committee shall prepare and maintain minutes of its meetings and provide copies thereof to the Board within a reasonable period of time following each meeting.

Adopted:
November 19, 2003

Last Amended: August 25, 2011
Last Approved: August 25, 2011

APPENDIX B
SHARES OF THE TRUSTS/FUNDS OUTSTANDING
ON THE RECORD DATE
Trust and Funds	Share Class
	A	B	C	I	Class R6	T
VIRTUS EQUITY TRUST
Virtus Balanced Fund
Virtus Contrarian Value Fund
Virtus Growth & Income Fund
Virtus Mid-Cap Core Fund
Virtus Mid-Cap Growth Fund
Virtus Quality Large-Cap Value Fund
Virtus Quality Small-Cap Fund
Virtus Small-Cap Core Fund
Virtus Small-Cap Sustainable Growth Fund
Virtus Strategic Growth Fund
Virtus Tactical Allocation Fund
VIRTUS INSIGHT TRUST
Virtus Emerging Markets Opportunities Fund
Virtus Low Duration Income Fund
Virtus Tax-Exempt Bond Fund
VIRTUS OPPORTUNITIES TRUST
Virtus Alternatives Diversifier Fund
Virtus Bond Fund
Virtus CA Tax-Exempt Bond Fund
Virtus Disciplined Equity Style Fund
Virtus Disciplined Select Bond Fund
Virtus Disciplined Select Country Fund
Virtus Dynamic Trend Fund
Virtus Emerging Markets Debt Fund
Virtus Emerging Markets Equity Income Fund
Virtus Emerging Markets Small-Cap Fund
Virtus Equity Trend Fund
Virtus Essential Resources Fund
Virtus Foreign Opportunities Fund
Virtus Global Dividend Fund
Virtus Global Equity Trend Fund
Virtus Global Opportunities Fund
Virtus Global Real Estate Securities Fund
B-1

Trust and Funds	Share Class
	A	B	C	I	Class R6	T
Virtus Greater European Opportunities Fund
Virtus Herzfeld Fund
Virtus High Yield Fund
Virtus International Equity Fund
Virtus International Real Estate Securities Fund
Virtus International Small-Cap Fund
Virtus International Wealth Masters Fund
Virtus Low Volatility Equity Fund
Virtus Multi-Asset Trend Fund
Virtus Multi-Sector Intermediate Bond Fund
Virtus Multi-Sector Short Term Bond Fund
Virtus Real Estate Securities Fund
Virtus Sector Trend Fund
Virtus Senior Floating Rate Fund
Virtus Wealth Masters Fund
B-2

APPENDIX C
COMPENSATION OF THE TRUSTEES FOR
THE LAST FISCAL YEAR
Name	Aggregate Compensation From Virtus Equity Trust	Aggregate Compensation From Virtus Insight Trust	Aggregate Compensation From Virtus Opportunities Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Total Compensation From the Virtus Funds Complex Paid to Trustees
Independent Trustees
Leroy Keith, Jr.*		None		None
Hassell H. McClellan**				None
Philip R. McLoughlin				None
Geraldine M. McNamara				None
James M. Oates				None
Richard E. Segerson				None
Ferdinand L. J. Verdonck				None
Interested Trustee
George R. Aylward	None	None	None	None	None
TOTAL
*
Leroy Keith, Jr. retired from the Board as of December 31, 2014.

**
Mr. McClellan was elected as a Trustee effective January 1, 2015.

C-1

APPENDIX D
TRUSTEE/NOMINEE OWNERSHIP OF EQUITY SECURITIES
OF THE TRUSTS/FUNDS AS OF DECEMBER 31, 2015
Name of Trustee or Nominee	Name of Trust and Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in the Virtus funds complex
Independent Trustees/Nominees
Thomas J. Brown
Roger A. Gelfenbien
John R. Mallin
Hassell H. McClellan
Philip R. McLoughlin			Over $100,000
Geraldine M. McNamara			Over $100,000
James M. Oates			Over $100,000
Richard E. Segerson			Over $100,000
Ferdinand L. J. Verdonck			Over $100,000
Interested Trustee/Nominee
George R. Aylward			Over $100,000
D-1

APPENDIX E
FORM OF REDOMESTICATION
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this __ day of _____, 2016, by and between Virtus Insight Trust, a Massachusetts business trust (the “Predecessor Trust”), on behalf of  [Fund Name] (the “Predecessor Fund”), and Virtus Insight Trust, a Delaware statutory trust (the “Successor Trust”), on behalf of its [Fund Name] (the “Successor Fund”).
All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective fund series.
This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for shares of beneficial interest in the Successor Fund (“New Shares”) having a net asset value equal to the net asset value of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the New Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type; and
WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.
PLAN OF REORGANIZATION

1.1   Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Trust a number of full and fractional New Shares of each class of the Successor Fund equal to the number of shares of the corresponding class of the Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).
1.2   The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the closing date provided in paragraph 2.1 (the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the Successor Fund and may be enforced against the Successor Fund to the same extent as if the same had been incurred by the Successor Fund.
1.3   Immediately upon delivery to the Predecessor Fund of the New Shares, the Predecessor Fund, as the then sole shareholder of the Successor Fund, shall (i) elect as trustees of the Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approve an Investment Management Agreement between the Successor Trust, on behalf of the Successor Fund, and Virtus Investment Advisers, Inc. (the “Investment Manager”); (iii) approve for use by the Successor Fund the Distribution and Shareholder Servicing Plan under Rule 12b-1 previously approved by shareholders of the Predecessor Fund; (iv) approve the application to the Successor Fund of any exemptive orders previously approved by shareholders of the Predecessor Fund; and (v) ratify the selection of PricewaterhouseCoopers LLP as the independent accountants of the Successor Fund.
1.4   Immediately following the action contemplated by paragraph 1.3, the Predecessor Fund will distribute pro-rata to its shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the corresponding New Shares received by the Predecessor Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Fund on the books of the

Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Predecessor Trust. The Successor Fund shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust’s transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.
2.
CLOSING AND CLOSING DATE

2.1   The Closing Date shall be the second Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Virtus Investment Advisers, Inc. (“VIA”), 100 Pearl Street, Hartford, Connecticut 06103, or at such other time and/or place as the parties may agree.
2.2   The Predecessor Trust shall cause Virtus Fund Services, LLC (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Fund and the class of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.
REPRESENTATIONS AND WARRANTIES

3.1   The Predecessor Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:
(i)   the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;
(ii)   the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;
(iii)   the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;
(iv)    this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;
(v)   neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund, nor the consummation by the Predecessor Trust on behalf of the Predecessor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and
(vi)   no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or prior to the Closing.

3.2   The Successor Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:
(i)   The Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;
(ii)   the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;
(iii)   the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;
(iv)   this Agreement has been duly executed by the Successor Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;
(v)   neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund, nor the consummation by the Successor Trust on behalf of the Successor Fund of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and
(vi)   no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing.

4.
CONDITIONS PRECEDENT

4.1   The obligations of the Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:
(i)   The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the “Post-Effective Amendment”), shall have been filed with the Securities and Exchange Commission (the “Commission”) and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);
(ii)   The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;
(iii)   All representations and warranties of the Predecessor Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Fund;
(iv)   All representations and warranties of the Successor Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Fund;
(v)   The Predecessor Trust on behalf of the Predecessor Fund and the Successor Trust on behalf of the Successor Fund shall have received an opinion from Sullivan & Worcester LLP regarding certain tax matters in connection with the Reorganization; and

(vi)   A vote approving this Agreement shall have been adopted by at least a majority of the outstanding shares of the Predecessor Fund entitled to vote at a special meeting of shareholders of the Predecessor Fund duly called for such purpose (the “Special Meeting”).
5.
EXPENSES

5.1   The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.
5.2   All of the costs associated with the proxy for the proposed Reorganization, including printing and mailing costs, shall be borne by the Successor Trust. All of the remaining costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Fund. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.
6.
ENTIRE AGREEMENT

The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.
7.
TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party (i) by mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before [________ 2016] unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith, or (iv) by either party by resolution of the party’s Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.
8.
AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.
9.
NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the parties hereto at their principal place of business.
10.
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1   The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
10.2   This Agreement may be executed in any number of counterparts each of which shall be deemed an original.
10.3   This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.
10.4   This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
10.5   It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the charter of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Fund. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and the Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Predecessor Fund.
10.6   It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Fund. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Fund and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Fund.
10.7   The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, or a Vice President and attested by its Secretary or Assistant Secretary, all as of the date first written above.
ATTEST	Virtus INSIGHT Trust, a Massachusetts business trust
By:
Name:		Name:
Title:		Title:
ATTEST	Virtus INSIGHT Trust, a Delaware statutory trust
By:
Name:		Name:
Title:		Title:

APPENDIX F
COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS
UNDER MASSACHUSETTS AND DELAWARE TRUSTS
Form of Organization
Virtus Emerging Markets Opportunities Fund, Virtus Low Duration Income Fund and Virtus Tax-Exempt Bond Fund (referred to collectively in this section as the “Funds”) are each series of the Virtus Insight Trust (referred to in this section as the “Trust”), an open-end management investment company registered with the SEC under the 1940 Act and organized as a Massachusetts business trust. The Trust is currently governed by its Declaration of Trust, Board of Trustees, Massachusetts law and federal law. The Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Trust currently consist of a number of different mutual funds of various asset classes.
Subject to the approval of the Trust’s shareholders, the Board of Trustees of the Trust has approved an agreement and plan of reorganization that provides for the reorganization of the series of the Trust into series of a Delaware statutory trust (the “Trust Plan”). If the Trust’s shareholders approve the Trust Plan, then the Funds would be reorganized as series of a Delaware statutory trust by            , 2016. As a result, the Trust would be governed by Delaware law rather than Massachusetts law. The discussion below assumes that: (1) the Fund’s shareholders will approve the Trust Plan, (2) the Funds will be reorganized as series of a Delaware statutory trust, and (3) the Trust will adopt a new Declaration of Trust and By-Laws. If the Trust’s shareholders do not approve the Trust Plan, then the Trust would remain a Massachusetts business trust and the discussion below regarding Delaware law and the new Declaration of Trust and By-Laws would be inapplicable.
Capitalization
The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest, $0.001 par value per share of one or more series. The Declaration of Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.
Shares of each Fund are offered in one or more classes and represent an equal pro rata interest in the Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund.

Shareholder Liability
Currently, shareholders of the Trust as shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable under the applicable state law for the obligations of the Trust. However, the current Declaration of Trust of the Trust contains an express disclaimer of shareholder liability and permits notice of such disclaimer to be given in each agreement entered into or executed by the Trust or the Trustees or officers of the Trust, as applicable. The current Declaration of Trust also provides for shareholder indemnification out of the assets of the Trust.
Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. In the event the Funds are reorganized as series of a Delaware statutory trust and the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the new Declaration of Trust is expected to (a) provide that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer would not operate to create personal liability for any shareholder; and (b) provide for indemnification out of Trust property of any shareholder held personally liable for the obligations of the Trust. Accordingly, assuming the Funds are reorganized as series of a Delaware statutory trust, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability would be limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself was unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust would be remote.
Shareholder Meetings and Voting Rights
The Trust, on behalf of its Funds, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. Currently, special meetings of the Trust are required to be called upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. Under the Trust’s new By-Laws, shareholders owning at least 10% of the outstanding shares entitled to vote would only be able to request a special meeting of the Trust for the purpose of voting upon the question of removal of a Trustee. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.
Except when a larger quorum is required by applicable law or the applicable governing documents, thirty three and one third percent (33 1∕3%) of the outstanding voting shares entitled to vote present in person or by proxy constitutes a quorum for consideration of a matter at a shareholders’ meeting, but any lesser number is sufficient for adjournments. Except when a larger quorum is required by applicable law or the applicable governing documents, under the new Declaration of Trust, the Trust is expected to require 33 1∕3% of the shares entitled to vote to constitute a quorum for consideration of a matter at a shareholders’ meeting. In either event, when a quorum is present at a meeting, a majority (greater than 50%) of the shares voted is sufficient to act on a matter and a plurality of the shares voted is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).
Under the current Declaration of Trust, a Trustee of the Trust may be removed with cause either by the action of at least two-thirds of the number of the remaining Trustees prior to removal, or by the action of at least two-thirds of the shareholders of the Trust at any meeting called for such purpose. The new Declaration of Trust is expected to provide that a Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.
Under the current Declaration of Trust, each whole share of beneficial interest of a Fund is entitled to one vote, and each fractional share is entitled to a proportionate fractional vote. The new Declaration of Trust is expected to provide that each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.
The current Declaration of Trust provides that the Board of Trustees may sell, lease or exchange the assets of the Trust, or the assets belonging to any one or more Fund, to another trust, association, corporation or other organization, when and as authorized by the affirmative vote of two-thirds of the shares of the Trust or the applicable Fund; provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, a vote or written consent of the holders of a majority of the outstanding voting securities of the Trust or applicable Fund shall be sufficient.
The new Declaration of Trust is expected to provide that, unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) reorganize the Trust as a corporation or other entity, (2) merge the Trust into another entity, or merge, consolidate or transfer the assets and liabilities or class of shares to another entity and (3) combine the assets and liabilities held with respect to two or more series or classes into assets and liabilities held with respect to a single series or class.
The current Declaration of Trust provides that the Trust or any Fund may be terminated at any time by a written instrument signed by a majority of the Trustees, or by the affirmative vote of at least two-thirds of the outstanding shares, entitled to vote on the matter, of the Trust or the applicable Fund. The new Declaration of Trust is expected to provide that, under certain circumstances, the Trustees of the Trust may terminate the Trust, a Fund, or a class of shares, upon written notice to the shareholders.
Liquidation
In the event of the liquidation of the Trust, a Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Trust, a Fund, or a class of shares will be distributed among the shareholders according to their respective rights.
Liability and Indemnification of Trustees
Under the current Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee and shall not be liable for errors of judgment or mistakes of fact or law. As provided in the current Declaration of Trust, each Trustee of the Trust is entitled to be indemnified against all liabilities against him or her, including the costs of litigation, unless it is finally adjudicated in any such action, suit or other proceeding that the Trustee did not act in good faith in the reasonable belief that such Trustee’s action was in or not opposed to the best interests of the Trust, except that the Trustee shall not be indemnified against any liability to the Trust or its shareholders to which such Trustee otherwise would be subject by reason of his or her willful misfeasance, bad faith , gross negligence or reckless disregard of the duties involved in the conduct of the Trustee’s office. Under the current Declaration of Trust, the Trust may also advance money to a Trustee of the Trust for litigation expenses provided that the Trustee undertakes to repay such money if his or her conduct is ultimately determined to preclude indemnification under the current Declaration of Trust.
The new Declaration of Trust is expected to provide that a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The new Declaration of Trust and By-Laws are also expected to provide that each Trustee of the Trust is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. Under the new Declaration of Trust, this determination would have to be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The new Declaration of Trust is also expected to permit the Trust to advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust if his or her conduct is later determined to preclude indemnification and certain other conditions are met.
The foregoing is only a summary of certain characteristics of the operations of the current and new Declaration of Trust and By-Laws of the Trust, and Massachusetts or Delaware and federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declaration of Trust, By-Laws and Delaware or Massachusetts and federal law, as applicable, directly for more complete information.

APPENDIX G
SHARE OWNERSHIP INFORMATION
Shareholder	Class	Shares	Percent of Class

G-1

PROXY **VIRTUS FUNDS** PROXY

NOTE: Please sign exactly as your name(s) appear(s) on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

____
Signature

____
Signature

____
Date VIR_27425_122915

DO NOT TEAR

VOTING OPTIONS

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
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Mail

VOTE BY MAIL
Vote, sign and date this Proxy Card and return it in the postage-paid envelope.

PROXYVIRTUS FUNDSPROXYSPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 21, 2016THIS PROXY IS SOLICITED ON BEHALF OF THE BOARDS OF TRUSTEESThe undersigned shareholder(s) of Virtus Equity Trust, Virtus Insight Trust and Virtus Opportunities Trust (altogether referred to herein as the “Trusts”), revoking previous proxies, hereby appoints Kevin J. Carr, Jennifer S. Fromm and Ann Flood, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of the “Trusts” which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on April 21, 2016, at the offices of Virtus Investment Partners, Inc., 100 Pearl Street, Hartford, Connecticut 06103, at 2:00 p.m. Eastern Time, and at any adjournment thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.Receipt of the Notice of the Special Meeting and the accompanying Proxy
Statement is hereby acknowledged. The shares of the Fund(s) represented hereby will be voted as indicated or FOR the Proposals if no choice is indicated.VOTE VIA THE INTERNET: www.proxy-direct.comVOTE BY TELEPHONE: 1-800-337-3503FUNDSFUNDSFUNDSFundname Drop-In 1Fundname Drop-In 2Fundname Drop-In 3Fundname Drop-In 4Fundname Drop-In 5Fundname Drop-In 6Fundname Drop-In 7Fundname Drop-In 8Fundname Drop-In 9Fundname Drop-In 10Fundname Drop-In 11Fundname Drop-In 12Fundname Drop-In 13Fundname Drop-In 14Fundname Drop-In 15Fundname Drop-In 16Fundname Drop-In 17Fundname Drop-In 18Fundname Drop-In 19Fundname Drop-In 20Fundname Drop-In 21Fundname Drop-In 22VOTING OPTIONSRead your proxy statement and have it at hand when voting.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	
01 Fundname Drop-In 1	☐	☐	☐		02 Fundname Drop-In 2	☐	☐	☐	
03 Fundname Drop-In 3	☐	☐	☐		04 Fundname Drop-In 4	☐	☐	☐	
05 Fundname Drop-In 5	☐	☐	☐		06 Fundname Drop-In 6	☐	☐	☐	
07 Fundname Drop-In 7	☐	☐	☐		08 Fundname Drop-In 8	☐	☐	☐	
09 Fundname Drop-In 9	☐	☐	☐		10 Fundname Drop-In 10	☐	☐	☐	
11 Fundname Drop-In 11	☐	☐	☐		12 Fundname Drop-In 12	☐	☐	☐	
13 Fundname Drop-In 13	☐	☐	☐		14 Fundname Drop-In 14	☐	☐	☐	
15 Fundname Drop-In 15	☐	☐	☐		16 Fundname Drop-In 16	☐	☐	☐	
17 Fundname Drop-In 17	☐	☐	☐		18 Fundname Drop-In 18	☐	☐	☐	
19 Fundname Drop-In 19	☐	☐	☐		20 Fundname Drop-In 20	☐	☐	☐	
21 Fundname Drop-In 21	☐	☐	☐		22 Fundname Drop-In 22	☐	☐	☐	

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fundname Drop-In 1	☐	☐	☐	02 Fundname Drop-In 2	☐	☐	☐
03 Fundname Drop-In 3	☐	☐	☐	04 Fundname Drop-In 4	☐	☐	☐
05 Fundname Drop-In 5	☐	☐	☐	06 Fundname Drop-In 6	☐	☐	☐
07 Fundname Drop-In 7	☐	☐	☐	08 Fundname Drop-In 8	☐	☐	☐
09 Fundname Drop-In 9	☐	☐	☐	10 Fundname Drop-In 10	☐	☐	☐
11 Fundname Drop-In 11	☐	☐	☐	12 Fundname Drop-In 12	☐	☐	☐
13 Fundname Drop-In 13	☐	☐	☐	14 Fundname Drop-In 14	☐	☐	☐
15 Fundname Drop-In 15	☐	☐	☐	16 Fundname Drop-In 16	☐	☐	☐
17 Fundname Drop-In 17	☐	☐	☐	18 Fundname Drop-In 18	☐	☐	☐
19 Fundname Drop-In 19	☐	☐	☐	20 Fundname Drop-In 20	☐	☐	☐
21 Fundname Drop-In 21	☐	☐	☐	22 Fundname Drop-In 22	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fundname Drop-In 1	☐	☐	☐	02 Fundname Drop-In 2	☐	☐	☐
03 Fundname Drop-In 3	☐	☐	☐				

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fundname Drop-In 1	☐	☐	☐	02 Fundname Drop-In 2	☐	☐	☐
03 Fundname Drop-In 3	☐	☐	☐	04 Fundname Drop-In 4	☐	☐	☐
05 Fundname Drop-In 5	☐	☐	☐	06 Fundname Drop-In 6	☐	☐	☐

	FOR	AGAINST	ABSTAIN		FOR	AGAINST	ABSTAIN
01 Fundname Drop-In 1	☐	☐	☐	02 Fundname Drop-In 2	☐	☐	☐
03 Fundname Drop-In 3	☐	☐	☐				

VIR_27425_122815

EACH BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE “FOR” THE FOLLOWING PROPOSALS.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: 1.To Elect Five Trustees to the Board of Trustees: To withhold authority to vote for any individual nominee(s) mark the “For All Except” and write the nominee number(s) on the line provided.01.George R. Aylward02.Thomas J. Brown03.Roger A. Gelfenbien04.John R. Mallin05. Hassell H. McClellanFOR WITHHOLD FOR ALLFOR WITHHOLD FOR ALLALL ALL EXCEPTALL ALL EXCEPT01 Fundname Drop-In 102 Fundname Drop-In 203 Fundname Drop-In 304 Fundname Drop-In 405 Fundname Drop-In 506 Fundname Drop-In 607 Fundname Drop-In 708 Fundname Drop-In 809 Fundname Drop-In 910 Fundname Drop-In 1011 Fundname Drop-In 1112 Fundname Drop-In 1213 Fundname Drop-In 1314 Fundname Drop-In 1415 Fundname Drop-In 1516 Fundname Drop-In 1617 Fundname Drop-In 1718 Fundname Drop-In 1819 Fundname
Drop-In 1920 Fundname Drop-In 2021 Fundname Drop-In 2122 Fundname Drop-In 222.To approve a proposal to permit Virtus Investment Advisers, Inc., as the investment adviser to all the Funds, to hire and replace subadvisers or to modify subadvisory agreements without shareholder approval.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN01 Fundname Drop-In 102 Fundname Drop-In 203 Fundname Drop-In 304 Fundname Drop-In 405 Fundname Drop-In 506 Fundname Drop-In 607 Fundname Drop-In 708 Fundname Drop-In 809 Fundname Drop-In 910 Fundname Drop-In 1011 Fundname Drop-In 1112 Fundname Drop-In 1213 Fundname Drop-In 1314 Fundname Drop-In 1415 Fundname Drop-In 1516 Fundname Drop-In 1617 Fundname Drop-In 1718 Fundname Drop-In 1819 Fundname Drop-In 1920 Fundname Drop-In 2021 Fundname Drop-In 2122 Fundname Drop-In 223.To approve an Agreement and Plan of Reorganization providing for the reorganization of Virtus Insight Trust to a Delaware statutory trust.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN01 Fundname Drop-In 102 Fundname Drop-In 203 Fundname Drop-In 34.To approve a proposal to amend the fundamental restrictions with respect to loans.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN01 Fundname Drop-In 102 Fundname Drop-In 203 Fundname Drop-In 304 Fundname Drop-In 405 Fundname Drop-In 506 Fundname Drop-In 65.To approve a proposal to reclassify the investment objective from fundamental to non-fundamental.FOR AGAINST ABSTAINFOR AGAINST ABSTAIN01 Fundname Drop-In 102 Fundname Drop-In 203 Fundname Drop-In 36.To transact any other business that may properly come before the Meeting.Important Notice Regarding the Availability of Proxy Materials for theVirtus FundsSpecial Meeting of Shareholders to Be Held on April 21, 2016.The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/vir-27425THE PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.VIR_27425_122815